SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 28, 2003

                          MEASUREMENT SPECIALTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW  JERSEY                    001-11906               22-2378738
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)                  NUMBER)            IDENTIFICATION NO.)



              710 RT 46 EAST, SUITE 206, FAIRFIELD NEW JERSEY 07004
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020

                80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY 07004

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.


On May 28, 2003, the registrant issued the press release attached as Exhibit
99.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not Applicable
     (b)  Not Applicable
     (c)  The following exhibit is filed herewith:


                                  EXHIBIT INDEX


Exhibit 99.1 Press Release of Measurement Specialties, Inc. dated May 28,2003, reporting results for the registrant's fourth fiscal quarter and the twelve-month period ended March 31, 2003.



ITEM 9. REGUATION FD DISCLOSURE (INCLUDING INFORMATION BEING PROVIDED UNDER ITEM
12)

     On  May  28,  2003,  the  registrant  issued  the press release attached as
Exhibit 99.1, reporting its results for its fourth fiscal quarter and the twelve-month period ended March 31, 2003.

     This information is also being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to SEC Release No. 33-8216.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MEASUREMENT SPECIALTIES, INC.



Date:  May 30,2003                      By:  /s/  John P. Hopkins
                                             -----------------------------------
                                                  John P. Hopkins
                                                  CFO




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